Exhibit 10.39

FIRST AMENDMENT TO

LOAN AGREEMENT

AND INDENTURE OF FIRST MORTGAGE

Doc 12002046636
Bk 8391
Pg 399-413
DATE 03/27/02 14:05:50
Filing Fee $41.00
Documentary Tax $0.00
Among	State of Oklahoma
County of Oklahoma
Oklahoma County Clerk
Carolynn Caudill

OKLAHOMA COUNTY INDUSTRIAL AUTHORITY,

a public trust

and

WESTLAKE NURSING HOME, L.P.,

an Oklahoma limited partnership

and

BANK ONE TRUST COMPANY, N.A., as Trustee

Oklahoma City, Oklahoma

000113

TREASURER’S ENDORSEMENT
I hereby certify that I received $ [ILLEGIBLE]
Therefore is payment of mortgage tax on the within mortgage,
Dated this 27 day of MAR ,2002.
FORREST BUTCH FREEMAN, County Treasurer

By	Pauls wells	, Deputy [ILLEGIBLE]

The interest of the OKLAHOMA COUNTY INDUSTRIAL AUTHORITY in this First Amendment to Loan Agreement and Indenture of First Mortgage has been assigned to Bank One Trust Company, N.A., as Trustee

WHEN RECORDED MAIL ID
NAME	G. Blaine Schwabe, III
ADDRESS	211 N. Robinson, 14th Floor
CITY &	Two Leadership Square
STATE	Oklahoma City, OK 73102

FIRST AMENDMENT TO LOAN AGREEMENT

AND INDENTURE OF FIRST MORTGAGE

THIS AGREEMENT is entered into as of the 1st day of September, 2001, by and among WESTLAKE NURSING HOME, L.P., an Oklahoma limited partnership (hereinafter called the “Borrower”), and the OKLAHOMA COUNTY INDUSTRIAL AUTHORITY, a public trust (hereinafter called the “Authority”) and BANK ONE TRUST COMPANY, N.A., as Trustee (hereafter called the “Trustee”).

WITNESSETH:

WHEREAS, the Oklahoma County Industrial Authority is an Oklahoma public trust duly created and existing under Title 60, Oklahoma Statutes 1991, Section 176-180.3, inclusive, as amended (the “Act”); and

WHEREAS, the Borrower has heretofore acquired, constructed, furnished and equipped a 100-bed intermediate care nursing home facility (the “Development”) located in Oklahoma County, State of Oklahoma, and the cost of such acquisition, construction, and equipping and expenses incidental thereto was $4,000,000; and

WHEREAS, the Borrower has previously received a loan from the Authority in the aggregate principal amount of $4,000,000 to finance the costs of the Development and the costs related to such financing pursuant to a Loan Agreement and Indenture of First Mortgage by and among the Borrower, the Authority and the Trustee dated as of September 1, 1986 and recorded in Book 5577 at Pages 541-611, inclusive in the records of the Oklahoma County Clerk (the “Loan Agreement”); and

WHEREAS, the Authority has previously issued its Industrial Development Revenue Bonds, 1986 Series A (Westlake Nursing Center Project) (the “1986 Bonds”), in the aggregate principal amount of $4,000,000 pursuant to a Bond Indenture between the Trustee and the Authority dated as of September 1, 1986 (the “Bond Indenture”), and intends to issue its Industrial Development Ratable Share Revenue Bonds, Series 2001 (Westlake Nursing Center Project) (hereinafter referred to as the “Series 2001 Ratable Share Bonds”), pursuant to a First Supplemental Bond Indenture dated as of September 1, 2001, and exchange the Series 2001 Ratable Share Bonds for all the outstanding 1986 Bonds pursuant to a First Revised Amended Plan of Reorganization of Westlake Nursing Home, L.P., filed October 31, 2001, as modified by two modifications (non-material) filed on December 19 and 20, 2001, and confirmed by Order of the United States Bankruptcy Court for the Western District of Oklahoma on December 20, 2001 (collectively the “Plan”); and

WHEREAS, the Authority has found and determined that the restructuring of the indebtedness evidenced by the 1986 Bonds will further the purposes of the Act and will serve the public interest by assisting in the development of industry in Oklahoma County, State of Oklahoma, which purposes are authorized and proper functions of me Authority.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS CONTAINED HEREIN, THE BORROWER, THE AUTHORITY AND THE TRUSTEE HEREBY AGREE AND COVENANT TO AMEND THE LOAN AGREEMENT TO READ IN PART AS FOLLOWS:

A.      Article I, Section 101, of the Loan Agreement is amended by deleting therefrom the following definitions and all references thereto in the Loan Agreement:

1.        Administrative Payments

2.        Debt Service Reserve Fund

3.        Letter of Credit

4.        Letter of Credit Bank

5.        Underwriter

B.       Article I, Section 101 of the Loan Agreement is further amended by amending the following definitions to read as follows:

“Authorized Owner Representative” means Ronald E. Lusk, president of the general partner of the Owner, or any other person at the time designated to act on behalf of the Owner by written certificate furnished to the Authority and the Trustee containing the specimen signature of such person and signed on behalf of the Owner by an authorized representative. Such certificate may designate an alternate or alternates.

“Bond Counsel to the Authority” shall mean an attorney or firm of attorneys of nationally recognized standing in matters pertaining to the issuance of bonds by states and their political subdivisions, appointed by the Authority.

“Bonds” means the Oklahoma County Industrial Authority, Industrial Development Ratable Share Revenue Bonds, Series 2001 (Westlake Nursing Center Project), issued by the Authority, dated as of September 1, 2001, maturing September 1, 2016, which are from time to time outstanding under the Indenture.

“Indenture” means the Bond Indenture, dated as of September 1, 1986, as amended and supplemented by a First Supplemental Bond Indenture dated as of September 1, 2001, both between the Trustee and the Authority, and all amendments and supplements thereto from time to time executed.

“Loan Agreement” means the Loan Agreement and Indenture of First Mortgage, dated as of September 1, 1986, as amended and supplemented by a First Amendment to Loan Agreement dated as of September 1, 2001, both by and among the Authority, the Owner and the Trustee, and such term shall include any further instrument supplementing or amending such Loan Agreement.

“Owner” means Westlake Nursing Home, L.P., an Oklahoma limited partnership having Westlake Management Company, a Texas corporation, as the General Partner; and permitted successors in ownership of the Project pursuant to Section 432 of this Loan Agreement.

“Owner’s Note” means the Amended and Restated First Mortgage Promissory Note dated as of September 1, 2001 in the face principal amount of $2,800,000, made payable to the Authority and assigned to the Trustee as set forth therein and issued by the Owner under and pursuant to the terms of this Loan Agreement in the form attached hereto as Schedule “B” and incorporated herein by reference.

“Trust Estate” means the property conveyed to the Trustee pursuant to the First and Third Granting Clauses of the Indenture.

“Trustee” shall mean Bank One Trust Company, N.A., as successor to The Liberty National Bank and Trust Company of Oklahoma City, Oklahoma, and its successors, and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor at the time serving as successor trustee hereunder.

C.    Article III, Section 301 of the Loan Agreement is amended in its entirety to read as follows:

“SECTION 301. Authorization, Terms, Conditions, and Form of Owner’s Note. The Owner hereby authorizes the issuance of the Owner’s Note in the principal amount of $2,800,000, dated as of September 1, 2001, to be executed by Westlake Management Company, a Texas corporation, as the general partner acting for and on behalf of the Owner, and to be in the form attached to this Loan Agreement as Schedule “B”. On the date of delivery of the Bonds the Owner shall deliver the Owner’s Note to the Trustee pursuant to the direction of the Authority.”

D.    Article VI, Section 603 of the Loan Agreement is amended in its entirety to read as follows:

“SECTION 603. Notice. Any notice, demand, direction, request or other instrument authorized or required by this Loan Agreement to be given or filed with the Authority, the Owner or Trustee shall be deemed to have been sufficiently given or filed for all purposes of this Loan Agreement if and when sent by registered mail:

(i)                    To the Authority at Suite 1900 First National Center West, Oklahoma City, Oklahoma (73102).

(ii)                    To the Owner c/o WestLake Management Company,c/o The Phoenix Corporation, 801 East Campbell Rd., Suite 345, Richardson, TX 75081, ATTN: Ronald E. Lusk..

(iii)              To the Trustee at P.O. Box 25848, Oklahoma City, Oklahoma (73125), ATTN: Corporate Trust Department.”

E.     Schedule A of the Loan Agreement is hereby restated in its entirety as follows:

“SCHEDULE A

DESCRIPTION OF REAL AND PERSONAL PROPERTY

Real Property

The following described real property, all located within Oklahoma County, State of Oklahoma, and being legally described as follows:

A part of the Northeast Quarter (NE/4) of Section 16, Township 13 North, Range 4 West of the Indian Meridian in the City of Oklahoma City, Oklahoma County, Oklahoma, said part being more particularly described as follows:

Original Tract: Beginning at a point located South 00°28’33” East a distance of 503.87 feet and North 89°31’27” East a distance of 30.00 feet from the Northwest corner of the said NE/4; thence from said POINT OF BEGINNING South 00°28’33” East a distance of 293.65 feet to a point on a curve to the right, said curve having a central angle of 15°52’38” and a radius of 205.65 feet; thence along the arc of said curve in a Southwesterly direction a distance of 56.99 feet; thence South 89°51’09” East a distance of 407.84 feet; thence North 00°28’33” West a distance of 350.00 feet; thence North 89°51’09” West a distance of 400.00 feet to the point of beginning, containing 140,137.93 square feet more or less, OR 3.2171 Acres more or less; and

Additional Tract: Beginning at a point located South 00°28’33” East a distance of 503.87 feet and North 89°31’27” East a distance of 30.00 feet from the Northwest corner of said NE/4; thence East a distance of 400.00’; thence East 350.00’; thence South 314.50’; thence West 350.00’; thence North 314.50’ to the point of beginning, containing 110,068.49 square feet more or less, OR 2.5268 Acres more or less.

Personal Property

The personal property covered under this instrument consists of all buildings, structures, fixtures, improvements and personal property, whether now-owned or hereafter acquired by Westlake Nursing Home Limited Partnership, an Oklahoma limited partnership, and its successors or assigns, together with all other real estate and all accounts, contract rights, inventory, rents and income, general intangibles (including certificate of need and/or license(s) and related rights), fixtures, furnishings and equipment whether attached to the above-described Real Property or not and whether now-owned or hereafter acquired by Westlake Nursing Home Limited Partnership, an Oklahoma limited partnership, and its successors or assigns.”

F.      Schedule B of the Loan Agreement is hereby amended in its entirety to read as follows:

“SCHEDULE B

AMENDED AND RESTATED

FIRST MORTGAGE PROMISSORY NOTE

September 1, 2001	$2,800,000.00

FOR VALUE RECEIVED, the undersigned, WESTLAKE NURSING HOME, L.P., an Oklahoma limited partnership (“Maker”) promises to pay to the order of the Trustees of the OKLAHOMA COUNTY INDUSTRIAL AUTHORITY (together with their successors and assigns, the “Payee”), their successors and assigns, at BANK ONE TRUST COMPANY, N.A., Oklahoma City, Oklahoma (the “Trustee”), whose mailing address is Post Office Box 25848, Oklahoma City, Oklahoma (73125), or any other place as the Payee may designate to Maker in writing from time to time, the principal sum of Two Million Eight Hundred Thousand Dollars ($2,800,000), together with interest thereon from and after September 1, 2001, at the rate of ten and one-quarter percent per annum (10.25%), payable in the manner and on the dates set forth herein, in lawful money of the United States of America, which shall be at the time of payment legal tender for all debts, public and private.

Principal and interest shall be payable in monthly installments commencing March 27, 2002, and continuing on the 27th day of each calendar month thereafter through and including August 27, 2016, equal to (1) a minimum monthly payment of $17,500, plus (2) 25% of Maker’s net cash flow (i.e. earnings before interest, taxes, depreciation and amortization), up to a maximum additional payment of $7,500 per month, for a total maximum monthly payment of $25,000 per month. Any amount paid less than the full $25,000 per month shall bear interest from and after the due date until paid as set forth above; PROVIDED, that in any event (regardless of the amount of net cash flow available in any month or cumulatively), the Maker shall pay no less than a total of $100,000 within each 120-day period during the term hereof. All unpaid principal and interest shall be due and payable in full on August 27, 2016. All payments hereunder shall be applied by the Trustee as set forth in the Bond Indenture dated as of September 1, 1986, as amended and supplemented by the First Supplemental Bond Indenture dated as of September 1, 2001, both between the Payee and the Trustee.

The acceptance of any partial payment by the Payee, after the time when it becomes due as herein set forth, shall not be held to establish a custom, or waive any rights of the Payee to enforce prompt payment of this Note.

The Maker hereby:

(a)                         Waives demand, presentment for payment, protest, notice of nonpayment or protest, notice of dishonor and diligence in collection;

(b)                        Agrees that the maturity hereof may be from time to time extended for any term or terms without discharging the liability of the Maker; and

(c)                         Agrees that if this Note be not paid at maturity (whether by acceleration, extension or otherwise) and be placed with an attorney or attorneys for collection, the Maker will pay, in addition to unpaid principal and accrued interest, a reasonable attorney fee.

None of the rights or remedies of the Payee are to be deemed waived or affected by failure to exercise or delay in exercising same. All remedies conferred by the Maker upon the Payee in this Note or any other instrument or agreement securing this Note shall be cumulative, and none is exclusive and such remedies may be exercised concurrently or consecutively at the Payee’s option. This instrument shall be governed as to validity, enforcement, interpretation, construction, effect and in all other respects by the laws of the State of Oklahoma.

The outstanding principal amount of this Note may be prepaid without notice, in whole or in part, at the option of the Maker, on any September 1 and March 1 on or prior to maturity, at par plus accrued interest to the prepayment date.

This Note is issued pursuant and subject to, and payment of principal and interest on this Note are secured by, a Loan Agreement and Indenture of First Mortgage (herein called “Loan Agreement”), dated as of September 1, 1986 as amended by a First Amendment to Loan Agreement and Indenture of First Mortgage (herein called the “First Amendment”) dated as of September 1, 2001, each by and among the Payee, the Maker and the Trustee (which Loan Agreement and First Amendment are herein sometimes collectively referred to as the “Agreement”). All terms defined in the Agreement are incorporated herein in full.

This Note is issued for the purpose of refinancing a Project Loan made to finance part of the cost of acquiring, constructing, developing and equipping a 100-bed intermediate care nursing home facility (the “Project”) owned and operated by the Maker and mortgaged, pledged and assigned under the Agreement.

Reference is hereby made to the Agreement for a more complete description of the mortgaged, pledged and assigned Project, the nature and extent of the security for this Note, a statement of the terms and conditions on which this Note is issued and secured, the rights, duties and obligations of the Maker, the Trustee, the Payee, the owners and holders of the Industrial Development Ratable Share Revenue Bonds, Series 2001 (Westlake Nursing Center Project) (the “Series 2001 Ratable Share Bonds”), issued by the initial Payee hereof, and the Project Documents securing and relating to payment of such Series 2001 Ratable Share Bonds and this Note.

The interest rate provided for hereinabove shall be computed on the balance of the principal amount hereof from time to time outstanding and unpaid, based on a three hundred sixty (360) day year consisting of twelve 30-day months at the aforesaid rate.

If any installment of principal and interest on this Note or any part of any such installment be not paid within five (5) days of the date when due (whether by maturity, acceleration or otherwise) the past due sum shall bear interest at an interest rate of four percent (4%) per annum from its due date until paid; all past due sums to be paid as a condition to the curing of any default hereunder. During the existence of any such default, the Payee may apply payments received on any amount due hereunder, or may apply such payments under the terms of any instrument now or hereafter securing this Note, as the Payee may determine in accordance with the terms of the Loan Agreement. The Payee may collect a late charge, not to exceed an amount equal to one-half of one percent (1/2 of 1%) of each payment which is not paid within fifteen (15) days from the due date hereof, for the purpose of covering expenses involved in the handling of delinquent payments. If any installment of principal or interest of this Note be not paid when due or if any Default identified in the Loan Agreement occurs, the Payee may, without notice to any party, declare the entire unpaid principal and all accumulated interest on this Note to be immediately due and payable.

If any due date for payment of any installment of principal or interest as stipulated above shall not be a Business Day, then such date for payment of principal or interest shall be the immediately preceding Business Day.

It is the intent of the Payee and Maker to conform strictly to the usury laws of the State of Oklahoma, and any interest on the principal sum hereof in excess of that allowed by such usury laws shall be subject to reduction to the maximum amount of interest allowed under such laws. If any interest in excess of the maximum amount of interest allowable by such usury laws is inadvertently paid to the Payee, at any time, such excess interest shall be refunded by the Payee to the party entitled to the same after receiving notice of excess interest.

The records of the Payee shall be prima facie evidence of the amount owing on this Note.

IN WITNESS WHEREOF, the Maker has caused this instrument to be executed by its general partner this       day of March, 2002, but shall be effective as of the day and month first above written.

WESTLAKE NURSING HOME, L.P.,
an Oklahoma Limited Partnership

By its General Partner:

WESTLAKE MANAGEMENT COMPANY
a Texas Corporation

ATTEST:	By:
Ronald E. Lusk, President

Secretary

(Seal)

(FORM OF ASSIGNMENT)

For value received, the Trustees of the Oklahoma County Industrial Authority assign and transfer this Note unto Bank One Trust Company, N.A., Oklahoma City, Oklahoma, as Trustee for the registered owners of the Series 2001 Ratable Share Bonds herein referred to.

DATED: March         , 2002

OKLAHOMA COUNTY INDUSTRIAL AUTHORITY
(SEAL)
By:

Chairman of Trustees
ATTEST:

Assistant Secretary”

G.        All of the remaining provisions, covenants, representation, warranties and agreements contained in the Loan Agreement are hereby incorporated by reference herein and this First Amendment to Loan Agreement and the Loan Agreement shall be taken, read and construed as one and the same document. The Borrower Note shall be and continue to be secured by the Loan Agreement as amended by this First Amendment to Loan Agreement.

H.       Except as otherwise defined or modified herein, all terms used in this First Amendment to Loan Agreement which are defined in the Loan Agreement shall have the same meanings given to such terms in the Loan Agreement.

I.         Except as amended by this First Amendment to Loan Agreement, the Loan Agreement shall continue in full force and effect and the Loan Agreement and this First Amendment to Loan Agreement shall be read, taken and construed as one and the same instrument.

J.         Notwithstanding the provisions of Article XV. H of the Plan, in the event of any inconsistency or conflict in any material regard between this First Amendment to Loan Agreement and the Plan, the Plan shall control and govern. In addition, in the event of any inconsistency or conflict between the terms and provisions of the Loan Agreement and this First Amendment to Loan Agreement, the terms and provisions of this First Amendment to Loan Agreement, shall control and govern.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed as of the day and year first above written.

WESTLAKE NURSING HOME, L.P.
an Oklahoma limited partnership

	By:	Westlake Management Company,
a Texas corporation, General Partner

	By:	/s/ Ronald E. Lusk
ATTEST:		Ronald E. Lusk, President

[ILLEGIBLE]
Secretary

“BORROWER”

OKLAHOMA COUNTY INDUSTRIAL AUTHORITY,
a public trust
ATTEST:

/s/ [ILLEGIBLE]
/s/ [ILLEGIBLE]	Chairman of Trustees
Assistant Secretary of Trustees
(SEAL)
“AUTHORITY”

BANK ONE TRUST COMPANY, N.A.
as Trustee

	By:	/s/ [ILLEGIBLE]
Authorized Officer

“TRUSTEE”

STATE OF OKLAHOMA	)
) ss.
COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 18th day of March, 2002, by Richard Burpee, Chairman of Trustees of the Oklahoma County Industrial Authority, a public trust, on behalf of the trust.

/s/ [ILLEGIBLE]
Notary Public

My Commission Expires:

9/9/2004

(SEAL)	PAULA G. FOSTER Cleveland County Notary Public in and for State of Oklahoma My commission expires .

STATE OF OHIO	)
) ss.
COUNTY OF DELAWARE	)

The foregoing instrument was acknowledged before me this 20th day of March, 2002, by DONNA J. PARISI, an authorized officer, of. BANK ONE TRUST COMPANY, N.A., a national association, on behalf of said national banking association.

/s/ [ILLEGIBLE]
Notary Public

My Commission Expires:

N/A		[ILLEGIBLE]
	[ILLEGIBLE]	My commission has no expiration date.
(SEAL)		Section 147 03 R.C.

STATE OF TEXAS

COUNTY OF DALLAS

The foregoing instrument was acknowledged before me this 20 day of March 2002, by Ronald E. Lusk, as President of Westlake Management Company, a Texas corporation, on behalf of said corporation, general partner of Westlake Nursing Home, L. P., an Oklahoma limited partnership, on behalf of said limited partnership.

/s/ [ILLEGIBLE]
Notary Public

My Commission Expires:	4/12/04	SHANNA A. RAYMOND
Notary public, State of Texas
(Seal)		My Commission Expires 04-12-04